UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   December 26, 2006
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                             Warrantech Corporation
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             (Exact name of registrant as specified in its charter)

            Nevada                       0-13084                 13-3178732
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  (State or Other Jurisdiction   (Commission File Number)     (IRS Employer
       of Incorporation)                                    Identification No.)

            2200 Highway 121, Suite 100, Bedford, Texas          76021
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             (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code: 800-544-9510
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

         On December 26, 2006, Warrantech Corporation issued a press release (the "Press Release"). The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein.

ADDITIONAL INFORMATION REGARDING THE MERGER AND SAFE HARBOR

In connection with the proposed merger with WT Acquisition Corp., Warrantech Corporation filed a revised definitive proxy statement on December 1, 2006 with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders can obtain a free copy of the proxy statement and other documents filed by Warrantech Corporation with the Securities and Exchange Commission at the Securities and Exchange Commission's website at http://www.sec.gov. Free copies of the proxy statement and other documents filed by Warrantech Corporation with the Securities and Exchange Commission may also be obtained from Warrantech Corporation by directing a request to James Morganteen, 2200 Highway 121, Suite 100, Bedford, TX 76021 or at (800) 544-9510.

Warrantech Corporation and its directors and executive officers may be deemed, under Securities and Exchange Commission rules, to be soliciting proxies from Warrantech's stockholders in favor of the proposed merger. Information regarding the interests of these persons in the solicitation is more specifically set forth in the revised definitive proxy statement concerning the proposed merger that was filed by Warrantech Corporation on December 1, 2006 with the Securities and Exchange Commission, which is available free of charge from the Securities and Exchange Commission or from Warrantech Corporation as indicated above.


Item 9.01         Financial Statements and Exhibits.

     C)  Exhibits.

     The following exhibits are furnished with this report on Form 8-K:

           99.1 Press Release dated December 26, 2006

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WARRANTECH CORPORATION
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                                                  (Registrant)

Date:  December 26, 2006                     By: /s/ JOEL SAN ANTONIO
                                                 -------------------------------
                                                 Name:  Joel San Antonio
                                                 Title: Chief Executive Officer

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

                                  EXHIBIT INDEX


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     Exhibit #                      Description                         Page #
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       99.1          Press Release dated December 26, 2006
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